SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]   Confidential, for the Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))

                               CONOLOG CORPORATION

--------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:
      --------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------

      (5)   Total fee paid:

      --------------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      --------------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

      --------------------------------------------------------------------------

      (3)   Filing Party:

      --------------------------------------------------------------------------

      (4)   Date Filed:
      --------------------------------------------------------------------------

                               CONOLOG CORPORATION
                                 5 Columbia Road
                          Somerville, New Jersey 08876

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 14, 2001
--------------------------------------------------------------------------------

To the Shareholders of
CONOLOG CORPORATION

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CONOLOG CORPORATION (the "Company"), a Delaware corporation, will be held at the offices of Milberg Weiss Bershad Hynes & Lerach LLP, One Pennsylvania Plaza, New York, New York 10119, on Thursday, June 14, 2001, at 5:00 p.m., local time, for the following purposes:

      1. To elect five directors to serve, subject to the provisions of the By-laws, until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

      2. To consider and act upon a proposal to approve an amendment to the Certificate of Incorporation to give effect to a one-for-three reverse stock split of the common stock of the Company; and

      3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      The Board of Directors has fixed the close of business on May 14, 2001 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

                                        By order of the Board of Directors.

                                            ROBERT S. BENOU
                                            Chairman and Chief Executive Officer

Somerville, New Jersey
May 17,  2001

--------------------------------------------------------------------------------
                                    IMPORTANT
               IF YOU CANNOT PERSONALLY ATTEND THE MEETING, IT IS
               REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES
             INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL
                IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH
               REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES
--------------------------------------------------------------------------------

                               CONOLOG CORPORATION
                                 5 Columbia Road
                          Somerville, New Jersey 08876

                                   ----------

                           P R O X Y  S T A T E M E N T

                                       for

                         ANNUAL MEETING OF SHAREHOLDERS

                            to be held June 14, 2001

                                   ----------

                                                                    May 17, 2001

      The enclosed proxy is solicited by the Board of Directors of Conolog Corporation, a Delaware corporation (the "Company") in connection with the Annual Meeting of Shareholders to be held at the offices of Milberg Weiss Bershad Hynes & Lerach LLP, One Pennsylvania Plaza, New York, New York 10119 on Thursday, June 14, 2001, at 5:00 p.m., local time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Unless instructed to the contrary on the proxy, it is the intention of the persons named in the proxy to vote the proxies in favor of (i) the election as directors of the nominees listed below to serve until the next Annual Meeting of Shareholders and (ii) amendment to the Certificate of Incorporation to give effect to a one-for-three reverse split of the common stock of the Company. The record date with respect to this solicitation is the close of business on May 14, 2001 and only shareholders of record at that time will be entitled to vote at the meeting. The principal executive office of the Company is 5 Columbia Road, Somerville, New Jersey 08876, and its telephone number is (908) 722-8081. The shares represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. This proxy statement and the accompanying proxy were mailed to you on or about May 17, 2001.

                    OUTSTANDING SHARES; QUORUM; REQUIRED VOTE

      As of the close of business on April 19, 2001, each four shares of the Company's common stock having a par value of $.01 per share issued and outstanding were converted and reclassified into one share of the Company's common stock having a par value of $.01 per share (the "Reverse Split"). All common stock amounts and prices stated herein reflect the Reverse Split.

      The number of outstanding shares entitled to vote at the meeting is 2,382,700 common shares, par value $.01 per share, not including 8,813 common shares held in treasury.

Each common share is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of a majority of such shares shall constitute a quorum. There is no cumulative voting. Assuming the presence of a quorum at the Annual Meeting: directors shall be elected by a plurality of the votes cast. The affirmative vote of the holders of a majority of the total outstanding common shares is necessary to approve the amendment to the Certificate of Incorporation to give effect to a one-for-three reverse stock split of the common stock of the Company.

      Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker nonvotes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker nonvotes occur when a broker nominee (which has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.

                              ELECTION OF DIRECTORS

      The five persons named below, all of whom are presently directors of the Corporation, have been nominated for re-election to serve until the Annual Meeting of Shareholders and until their respective successors have been elected and qualified.

                                                          Date of
                                                          Initial       Number of Shares
                           Positions with Company        Election      Beneficially Owned
                              and/or Principal             as a             as of              Percent of
Name (age)                      Occupation               Director        May 14, 2001            Class
---------------------   ----------------------------     --------      ------------------      ----------

Robert S. Benou  (66)   Chairman, Chief Executive          1968             178,225               7.4%
                        Officer and Director

Arpad J. Havasy (63)    Executive Vice President,          1968              17,156               0.7%
                        Secretary, Treasurer and
                        Director

Louis S. Massad (62)    Director                           1995               5,625               0.2%

Marc R. Benou (33)      President, Chief Operating         1995              34,250               1.4%
                        Officer, Assistant Secretary
                        and Director

Edward J. Rielly (33)   Director                           1998               4,375               0.2%


Each officer holds office at the pleasure of the Board of Directors. The Company has no "significant" employees other than the executive officers. There are no arrangements or understandings pursuant to which either the directors or officers was selected as such.

      Robert S. Benou was elected Chairman and Chief Executive Officer of the Company beginning May 1, 2001. Mr. Benou continues to serve as a director of the Company, and from 1968 until May 1, 2001, he served as its President. Mr. Benou is responsible for new product development and supervision of sales and marketing. Mr. Benou is a graduate of Victoria College and holds a BS degree from Kingston College, England and a BSEE from Newark College of Engineering, in addition to industrial management courses at Newark College of Engineering. Robert S. Benou is the father of Marc R. Benou.

      Arpad J. Havasy has served as the Company's Executive Vice President and Director since 1968 and is responsible for manufacturing of both components and hardware operations. Mr. Havasy is a graduate of Electromos E's Gepeszeti Technikum (Hungary) and the University of Budapest. In addition, Mr. Havasy has attended courses at both Rutgers University and the American Management Association. Mr. Havasy is on total disability.

      Louis S. Massad has been a Director of the Company since April 1995. Mr. Massad has been Vice President, Chief Financial Officer and Director of Computer Power Inc. since 1986. Mr. Massad holds a BS and MS degree from Cairo University (Egypt) and an MBA from Long Island University, New York.

      Marc R. Benou was elected President and Chief Operating Officer of the Company beginning May 1, 2001. Mr. Benou joined the Company in 1991 and is responsible for material, purchasing and inventory control. From March 1995 until May 1, 2001, he served as Vice President, Assistant Secretary and as a Director. Mr. Benou continues to serve as an assistant secretary and a director. Mr. Benou attended Lehigh and High Point University and holds a BS degree in Business Administration and Management. Marc R. Benou is the son of Robert S. Benou, the Company's President.

      Edward J. Rielly has been a Director of the Company since January 1998. Mr. Rielly is a Senior Consultant with Esavio Corporation. From February 1998 to February 2000, Mr. Rielly was an Application Developer with Chubb Corporation. From 1993 to 1998, Mr. Rielly was an Application Developer with the United States Golf Association. Mr. Rielly is a graduate of Lehigh University and holds a BS in Computer Science.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      During the fiscal year ended July 31, 2000, the Board of Directors held ten meetings. All of the directors attended all of the meetings of the Board of Directors.

      The Company has an Audit Committee, which consists of Messrs. Marc Benou, Massad and Rielly. The Company's Board of Directors has adopted a written charter for the Audit Committee (attached hereto as Appendix A). The Audit Committee has the obligations specified in the Audit Committee charter.

                          REPORT OF THE AUDIT COMMITTEE

      The following shall not be deemed to be "soliciting material" or to be "filed" with the Commission nor shall such information be incorporated by reference into any future filing of the Company under the Securities Act of 1933 or the Securities and Exchange Act of 1934.

      The Audit Committee oversees the financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. With respect to the audit of the fiscal year ended July 31, 2000, the Audit Committee met four times. The initial meeting occurred prior to the year-end when the Audit Committee met with representatives of management and of the Company's independent auditors, Rosenberg Rich Baker Berman & Company, to receive, review and accept the plan for the year-end audit. Subsequently, the Audit Committee met three more times to review the fiscal year financial results and the Company's audited consolidated financial statements.

      In the course of these meetings, the Audit Committee discussed with the Company's independent auditors those matters required to be discussed by Statement on Accounting Standards No. 61, as amended, "Communication with Audit Committees," by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, as amended, "Independence Discussions with Audit Committee," by the Independence Standards Board and have considered the compatibility of nonaudit services with the auditor's independence.

      In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the year ended July 31, 2000.

                                                             Audit Committee

                                                                Marc R. Benou
                                                                Louis S. Massad
                                                                Edward J. Rielly

Fiscal 2000 Audit Firm Fee Summary

      During the fiscal year ended July 31, 2000, audit fees were $26,000, and there were no non-audit related fees. Audit related services include fees for benefit plan and certain subsidiary audits, SEC registration statements, business acquisitions and accounting consultations.

      The Company does not have a standing compensation or nominating committee.

                               EXECUTIVE OFFICERS

      The executive officers of the Company are Robert S. Benou, Chairman and Chief Executive Officer, Arpad J. Havasy, Executive Vice President, Secretary and Treasurer, Marc R. Benou, President, Chief Operating Officer and Assistant Secretary, information as to each of whom is set forth above, and Thomas R. Fogg, Vice President - Engineering. Mr. Fogg joined the Company in 1976 as Chief Engineer responsible for analog and guidance projects. Since 1986, when he became Vice President-Engineering, he led the design team in the development of the Company's commercial products. Mr. Fogg holds a BSEE degree from Lafayette College and a MSEE degree from Rutgers University. Mr. Fogg is a fellow of the Institute of Electrical and Electronic Engineers and has published articles on delay equalization and the use of crystal resonators.

                             EXECUTIVE COMPENSATION

      The following table sets forth the cash compensation (consisting entirely of salary) paid (or accrued for) by the Company to its Chairman and Chief Executive Officer, the only executive officer whose aggregate remuneration exceeded $100,000 in each of the Company's last three fiscal years ended July 31, 2000, 1999 and 1998:

                                               Summary Compensation Table
                                               --------------------------

                                          Annual Compensation                    Long-Term Compensation
                                          -------------------                    ----------------------

                                                                            Awards                     Payouts
                                                                            ------                     -------

                                                            Other         Restricted
 Name and Principal      Fiscal                             Annual           Stock        Options        LT1P        All Other
      Position          Year-End      Salary     Bonus   Compensation        Awards        /SARS        Payouts     Compensation
 ------------------     --------      ------     -----   ------------        ------        -----        -------     ------------
 Robert Benou,            2000        $210,000                               75,000          0
 Chairman and Chief
 Executive Officer
                          1999        $190,000                               21,250        1,250
                          1998        $170,000                               62,500        7,500

                              EMPLOYMENT AGREEMENTS

      The Company entered into a five-year employment agreement, commencing June 1, 1997 and ending May 31, 2002, with Robert S. Benou. Under his employment agreement and its subsequent amendments, Mr. Benou will receive an annual base salary of $150,000 for the first year of employment with an increase of $20,000 beginning November 1997 and every year thereafter. In addition, Mr. Benou is entitled to an annual bonus equal to 6% of the Company's annual "income before income tax provision," as stated in its annual Form 10-KSB. The employment agreement also entitled Mr. Benou to the use of an automobile and to employee benefit plans, such as life, health, pension, profit sharing and other plans.

      Under the employment agreement, employment terminates upon death or disability of the employee and employee may be terminated by the Company for cause.

      The Company entered into a five-year employment agreement, commencing June 1, 1997 and ending May 31, 2002, with Marc R. Benou. Under his employment agreement, Mr. Benou will receive an annual base salary of $55,000 for the first year of employment, with an increase of $6,000 beginning November 1997 and every year thereafter.

      Mr. Benou is entitled to an annual bonus equal to 3% of the Company's annual "income before income tax provision," as stated in its annual Form 10-KSB. The employment agreement also entitles him to the use of an automobile and to employee benefit plans, such as life, health, pension, profit sharing and other plans. Under the employment agreement, employment terminates upon death or disability of the employee and employee may be terminated by the Company for cause.

                            COMPENSATION OF DIRECTORS

      No director of the Company receives any cash compensation for his services as such. Currently, the Company has two directors who are not employees, Mr. Massad and Mr. Rielly.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The full Board of Directors made all decisions concerning executive compensation during fiscal 2000. During fiscal 2000, no executive officers of the Company served as a member of the compensation committee or board of directors of another entity.

                             PRINCIPAL SHAREHOLDERS

      The following table sets forth, as of May 14, 2001, certain information concerning stock ownership of the Company by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding common shares of the Company, (ii) each of the Company's directors and (iii) all current directors and officers of the Company as a group. Except as otherwise indicated, all such persons have both sole voting and investment power over the shares shown as being beneficially owned by them.

         Name and Address of               Amount and Nature           Percent
          Beneficial Owner              of Beneficial Ownership       of Class
          -----------------             -----------------------       --------

      Robert S. Benou  (1)                      178,225                  7.4%

      Arpad J. Havasy  (1)                       17,156                  0.7%

      Marc R. Benou  (1)                         34,250                  1.4%

      Louis Massad  (1)                           5,625                  0.2%

      Thomas Fogg  (1)                           15,000                  0.6%

      Edward J. Rielly  (1)                       4,375                  0.2%

      Clog II LLC (2)                           735,258                 23.6%

      All Executive Officers
      and Directors as a Group
      (6 Persons)                               254,631                 10.7%

----------

(1) The address for these individuals is c/o Conolog Corporation, 5 Columbia Road, Somerville, New Jersey 08876.

(2) The amounts shown for Clog II LLC ("Clog II) includes 18,382 shares of common stock issuable upon the conversion of debentures held by Clog II , 713,235 shares of common stock issuable upon the conversion of debentures that Clog II holds the option to purchase and 3,641 shares of the Company's common stock that Clog II holds. While Clog II holds any of the Common Shares, it must vote these shares in the same manner and proportion as the other shareholders of the Company (e.g., if a shareholder vote on a proposal is required and, of the votes cast, 60% vote for and 40% vote against the proposal, the Common Shares will be voted 60% for, and 40% against the proposal). Warren Schreiber, a member and manager, of Clog II is deemed to beneficially own the shares of Clog II. Additionally, Mr. Schreiber individually owns 6,250 shares of the Company. The mailing address for Clog II and Mr. Schreiber is 64 Shelter Lane, Roslyn, New York 11557.

                              CERTAIN TRANSACTIONS

      The Company has adopted a policy that transactions with affiliated entities or persons will be on terms no less favorable than could be obtained from unrelated parties and that all transactions between the Company and its officers, directors, principal shareholders and affiliates will be approved by a majority of the Company's Board of Directors.

               PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION
              TO GIVE EFFECT TO A ONE-FOR-THREE REVERSE STOCK SPLIT
                       OF THE COMMON STOCK OF THE COMPANY.

      The Board of Directors is recommending that the shareholders approve the amendment to the Company's Certificate of Incorporation to give effect to a one-for-three reverse stock split of shares of the common stock of the Company (the "Reverse Stock Split"). The Reverse Stock Split will not change substantially the rights of holders of the Company's common stock. Although the number of each stockholder's shares of common stock will be reduced as a result of the Reverse Stock Split, such stockholder's voting rights and pro rata equity interest in the Company will not be reduced, except for possible immaterial changes due to the Company's purchase of fractional shares as described below.

      As of May 14, 2001, there was only one class of common stock, of which there were approximately 834 holders. The number of shares which will result in fractional interests cannot be precisely predicted as the Company cannot determine in advance the number of stockholders whose total holdings are not evenly divisible by three; however, it is not anticipated that a substantial number of shares will be required to be cashed out. The Reverse Stock Split is a transaction rather than the first step in a series of transactions and will not cause the Company's common stock to be held of record by less than 300 persons.

      The shares of common stock of the Company have traded infrequently and at very low prices for some years. The Board of Directors has authorized the Reverse Stock Split to reduce the number of outstanding shares with the expectation that each share will trade at a higher price.

      The authorized capital stock of the Company consists of 20,000,000 shares of common stock and 2,000,000 shares of preferred stock. There will be no change in the number of authorized capital stock as a result of the Reverse Stock Split. The number of issued and outstanding shares will be reduced from 2,382,700 to 794,233 (not including treasury shares). Consequently, the number of authorized but unissued common shares and treasury shares will increase from 17,617,300 to 19,205,767.

      If the amendment is approved by the Company's stockholders, and if the Board of Directors in its discretion still believes at that time that the Reverse Stock Split is in the best interests of the Company and its stockholders, the Company will file an amendment to its Certificate of Incorporation with the Secretary of State of Delaware promptly after the Board of Directors vote in favor of effecting the Reverse Split. The Reverse Stock Split will become effective on the opening of business on the day following the record date stated in the amended Certificate of Incorporation (the "Effective Date"), and the stockholders who held Shares of the Company's common stock as of the close of business on the record date ("Record Holders") will be notified as soon as practicable after the Effective Date that the Reverse Stock Split has been effected. The Corporation's transfer agent will act as its exchange agent (the "Exchange Agent") to act for the Record Holders in implementing the exchange of their certificates.

      As soon as practicable after the Effective Date, Record Holders will be notified and requested to surrender their certificates representing shares of pre-split common stock ("Old Common Stock") to the Exchange Agent in exchange for certificates representing post-split common stock ("New Common Stock"). One share of New Common Stock will be issued in exchange for each three (3) shares of Old Common Stock. For Record Holders of multiple certificates, the Company will aggregate the shares and divide by the split ratio. In the case of street name holders, the Company's transfer agent will convert the certificates in accordance with instructions from the street name holders. Any certificates for shares of Old Common Stock not so surrendered shall be deemed to represent one share of New Common Stock for each three shares of Old Common Stock previously represented by such certificate.

      Stockholders who ostensibly would be entitled to receive fractional shares because they hold a number of shares of common stock not evenly divisible by three will be entitled, upon surrender to the Exchange Agent of certificates representing such shares, to a cash payment in lieu thereof at a price equal to the average of the closing bid and ask prices of the Company's common stock as reported on Nasdaq SmallCap Market on the day prior to the Effective Date. The number of shares which will result in fractional interests cannot be precisely predicted as the Company cannot determine in advance the number of stockholders whose total holdings are not evenly divisible by three. It is not anticipated that a substantial number of shares will be required to be cashed out and the Company does not believe the cash out of fractional shares will result in a material expenditure. The proposed amendment is set forth in Exhibit A

                                    FORM 10-K

      The Company undertakes to provide without charge to each person solicited by this proxy statement a copy of the Company's Annual Report on Form 10-KSB, including the financial statements and financial statement schedules required to be filed with the Securities and Exchange Commission for the Company's most recent fiscal year. The request made in writing shall be addressed to Robert Benou, Conolog Corporation, 5 Columbia Road, Somerville, New Jersey, 08876.

                                  OTHER MATTERS

      The Board of Directors does not know of any matters other than those mentioned above to be presented to the meeting. If any other matters do come before the meeting, the persons named in the proxy will exercise their discretion in voting thereof.

                              SHAREHOLDER PROPOSALS

      Proposals by any shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Company for inclusion in material relating to such meeting not later than April 16, 2002.

                                    EXPENSES

      All expenses in connection with solicitation of proxies will be borne by the Company. Officers and regular employees of the Company may solicit proxies by personal interview and telephone and telegraph. Brokerage houses, banks and other custodians, nominees and fiduciaries will be reimbursed for out-of-pocket and reasonable expenses incurred in forwarding proxies and proxy statements.

                                    By Order of the Board of Directors,

                                            Robert S. Benou
                                    Chairman & Chief Executive Officer

                                                                      Appendix A

                               CONOLOG CORPORATION

                    Audit Committee of the Board of Directors

                                     CHARTER

                                   ----------


I. PURPOSE

      The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting process generally. Consistent with this function, the Audit Committee should encourage continuous improvement of and foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

      1. Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

      2. Review and appraise the audit efforts of the Corporation's independent accountants.

      3. Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

      The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

      The Audit Committee shall be comprised of three or more directors as determined by the Board, a majority of whom shall be independent directors. An independent director means a person other than an officer or other employee of the Corporation or any of its subsidiaries or any other individual having a relationship which, in the opinion of the Corporation's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. A director shall not be considered independent if, among other things, he or she has:

      o been employed by the Corporation or its affiliates in the current or past three years;

      o accepted any compensation from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);
      o an immediate family member who is, or has been in the past three years, employed by the Corporation or its affiliates as an executive officer;
      o been a partner, controlling shareholder or an executive officer of any for-profit business to which the Corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or
      o been employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

      All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

      The members of the Committee shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

      The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with Section IV.3 below.

IV. RESPONSIBILITIES

      To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

      1. Review and update this Charter periodically, at least annually, as conditions dictate.

      2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

      3. Review with financial management and the independent accountants the 10-QSB prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

      4. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

      5. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

      6. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

Financial Reporting Process

      7. In consultation with the independent accountants, review the integrity of the Corporation's financial reporting process, both internal and external.

      8. Consider the independent accountant's judgments about the quality and appropriateness of the Corporation's accounting principles as applied to its financial reporting.

      9. Consider and approve, if appropriate, major changes to the Corporation's accounting principles and practice as suggested by the independent accountants or management.

Process Improvement

      10. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

      11. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

      12. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

      13. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Ethical and Legal Compliance

      14. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Ethical Code.

      15. Review managements' monitoring of the Corporation's compliance with the Corporation's Ethical Code, and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

      16. Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

      17. Review with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

      18. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or Board deems necessary or appropriate.

                                                                       Exhibit A

                            Certificate of Amendment

                                       of

                          Certificate of Incorporation

                                       of

                               CONOLOG CORPORATION

--------------------------------------------------------------------------------

                            Under Section 242 of the
                        Delaware General Corporation Law

--------------------------------------------------------------------------------

      Conolog Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation") hereby certifies as follows:

      1. The Certificate of Incorporation of the Corporation is hereby amended by changing the article thereof numbered fourth so that, as amended, said Article FOURTH shall be and read as follows:

                  "FOURTH: The total number of shares of all classes of stock which the Corporation is authorized to issue is twenty-two million (22,000,000) shares, of which two million (2,000,000) shares having a par value of $.50 per share are to be classified as Preferred Stock and twenty million (20,000,000) shares having a par value of $.01 per share are to be classified as Common Stock.

                  Each three (3) shares of the Corporation's Common Stock, par value $.01 per share, issued and outstanding as of the close of business on _________________ (the "Record Date") shall be converted and reclassified into one (1) share of the Corporation's Common Stock, par value $.01 per share. No fractional interests resulting from such conversion shall be issued, but in lieu thereof, the Corporation will pay cash for each currently issued and outstanding share of Common Stock, par value $.01 per share, representing such fractional interest at a price equal to the average of the closing bid and ask prices of the Corporation's Common Stock as reported on the Nasdaq SmallCap Market on the Record Date."

      2. The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

      IN WITNESS WHEREOF, I have signed this Certificate this __ day of _________, ____.

                                              __________________________________
                                                        Robert S. Benou
                                              Chairman & Chief Executive Officer

                               CONOLOG CORPORATION

                                      PROXY

Annual Meeting of Shareholders - June 14, 2001.

      The undersigned shareholder of Conolog Corporation (the "Company") hereby appoints Robert S. Benou the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on May 14, 2001 at the Annual Meeting of Shareholders of the Company to be held at the offices of Milberg Weiss Bershad Hynes & Lerach LLP, One Pennsylvania Plaza, New York, New York 10119 at 5:00 p.m., local time, on the 14th day, June, 2001, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

(Please fill in the reverse side and return promptly in the enclosed envelope.)

Please mark boxes  or [X] in blue or black ink.

1.    Election of Directors.

      FOR all nominees   [ ]

      WITHHOLD authority only for those nominees whose name(s) I have
      written below      [ ]

      WITHHOLD authority for ALL nominees    [ ]

      Nominees for Directors are:                      Robert S. Benou
                                                       Arpad J. Havasy
                                                       Louis S. Massad
                                                       Marc R. Benou
                                                       Edward J. Rielly

      For [ ]                     Against [ ]                        Abstain [ ]

2. Proposal to amend the Certificate of Incorporation to give effect to a one-for-three reverse stock split of the common stock of the Company.

      For [ ]                     Against [ ]                        Abstain [ ]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      For [ ]                     Against [ ]                        Abstain [ ]


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

                                                  SIGNATURE(S) should be exactly
                                                  as name or names appear on
                                                  this proxy. If stock is held
[Sign, Date and Return the Proxy Card             jointly, each holder should
Promptly Using the Enclosed Envelope.]            sign. If signing is by
                                                  attorney, executor,
                                                  administrator, trustee or
                                                  guardian, please give full
                                                  title.

                                                  Dated _____________, 2001

                                                  _________________________
                                                  Signature

                                                  _________________________
                                                  Print Name

                                                  _________________________
                                                  Signature

                                                  _________________________
                                                  Print Name